Exhibit 99.1

Ocean Biomedical, Inc. Announces Receipt of Nasdaq Staff Determination Letter

PROVIDENCE, Rhode Island, October 22, 2024 (GLOBE NEWSWIRE) -- Ocean Biomedical, Inc. (NASDAQ: OCEA), today announced that on October 16, 2024, it received a Staff Determination Letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that on April 18, 2024, May 22, 2024, and August 19, 2024, Staff notified the Company that it did not comply with Nasdaq’s filing requirements set forth in Listing Rule 5250(c)(1) (the “Rule”) because it had not filed its Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), and its Forms 10-Q for the periods ended March 31, 2024 and June 30, 2024 (the “Forms 10-Q”), respectively. Based on its review and the materials submitted on June 17, 2024 and August 27, 2024, Staff granted the Company an exception until October 14, 2024, to regain compliance with the Rule. Upon further review, Staff determined that the Company did not meet the terms of the exception. Specifically, the Company has not filed the either its Form 10-K or Forms 10-Q as required by the Rule. The Company will appeal Staff’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

About Ocean Biomedical

Ocean Biomedical, Inc. is a Providence, Rhode Island-based biopharma company with an innovative business model that accelerates the development and commercialization of scientifically compelling assets from research universities and medical centers. Ocean Biomedical deploys the funding and expertise to move new therapeutic candidates efficiently from the laboratory to the clinic to the world. Ocean Biomedical is currently developing five promising discoveries that have the potential to achieve life-changing outcomes in lung cancer, brain cancer, pulmonary fibrosis, and the prevention and treatment of malaria. The Ocean Biomedical team is working on solving some of the world’s toughest problems, for the people who need it most.

To learn more, visit www.oceanbiomedical.com.

Forward-Looking Statements

The information included herein and in any oral statements made on behalf of Ocean Biomedical, Inc. (the “Company”) or otherwise in connection herewith include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations; the expected timing and success of IND filings for our initial product candidates; statements regarding the expected timing of our IND-enabling studies; the frequency and timing of filing additional INDs; expectations regarding the availability and addition of future assets to our pipeline; the advantages of any of our pipeline assets and platforms; the potential benefits of our product candidates; potential commercial opportunities; the timing of key milestones for our programs; the future financial condition, results of operations, business strategy and plans, and objectives of management for future strategy and operations; and statements about industry trends and other companies in the industry. These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company’s management, and they are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.

Any discoveries announced by the Company are based solely on laboratory and animal studies. The Company has not conducted any studies that show similar efficacy or safety in humans. There can be no assurances that any treatment tested by the Company will prove safe or effective in humans, and that any clinical benefits of any such treatment is subject to clinical trials and ultimate approval of its use in patients by the FDA. Such approval, if granted, could be years away.

Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the control of the Company that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents filed by the Company from time to time with the SEC and which are and are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update any forward-looking statements made by us. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this filing. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts: Ocean Biomedical Investor Relations connect@oceanbiomedical.com Kevin Kertscher Communications Director